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                                                                   EXHIBIT 10.18

                   FORM OF NONSTATUTORY STOCK OPTION AGREEMENT

                           TRIDENT MICROSYSTEMS, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT


     Trident Microsystems, Inc., a Delaware corporation (the "Company"), has granted _____________________ (the "Optionee") an option (the "Option") to purchase a total of ______________ shares of Common Stock (the "Shares") subject to the terms, definitions and provisions of this Agreement.

     1.   Definitions. As used herein the following definitions shall apply:

          (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 5 of this Agreement, if one is appointed.

          (d) "Common Stock" shall mean the Common Stock of the Company.

          (e) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not.

          (f) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shah not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (g) "Date of Option Grant" shall mean __________________.

          (h) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (i) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (j) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

          (k) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (l) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.


     2. Nature of the Option. This Option is intended by the Company and the Optionee to be a Nonstatutory Stock Option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option.

     3. Exercise Price. The exercise price is $________ for each share of Common Stock, which price is


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not less than the fair market value per share of the Common Stock on the date of grant.

     4. Exercise of Option. This Option shall be exercisable during the term specified in Section 13 below as follows, subject to the other terms of the
Option:

          (a)  Right to Exercise.

               (i) This Option shall be exercisable according to the following vesting schedule:

                     (A) no Shares prior to _______________;

                     (B) on and after _______________, for 100% of the Shares.

               (ii)  This Option may not be exercised for a fraction of a Share.

               (iii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by
Section 9, 10 and 11 below.

               (iv) In no event may the Option be exercised after the date of expiration of the term of the Option as set forth in Section 13 below.

          (b) Method of Exercise. This Option shall be exercisable by written notice, in the form attached hereto signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company, accompanied by payment of the exercise price.

     No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. The certificate or certificates for the Shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

     5.   Administration of the Agreement.

          (a) Procedure. This Agreement shall be administered by the Board of Directors of the Company. The Board may appoint a Committee consisting of not less than two members of the Board to administer the Agreement on behalf of the Board and to exercise any or all of the powers set forth in paragraph (b), subject to such terms and conditions as the Board may prescribe. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, till vacancies however caused, or remove all members of the Committee and thereafter directly administer the Agreement. Members of the Board who are either eligible for options or have been granted options may vote on any matters affecting the administration of the Agreement or the grant of the Option pursuant to the Agreement, except that no such member shall act upon the granting of an option to himself, but any such member may to counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of options to him.

          (b) Powers of the Board. Subject to the provisions of the Agreement, the Board shall have the authority, in its discretion: (i) to interpret the Agreement; (ii) to prescribe, amend and rescind rules and regulations relating to the Agreement; (iii) with the consent of the holder thereof modify or amend the Option including the exercise price thereof; (iv) to accelerate or defer (with the consent of the Optionee) the exercise date of the Option; and (v) to make all other determinations deemed necessary or advisable for the administration of the Agreement.

          (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on the Optionee.

     6. Method of Payment. Payment of the purchase price shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the option price, which either have been owned by the Optionee for more than six
(6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or

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(iv) by any combination of the foregoing. Notwithstanding the foregoing, the
Option may not be exercised by tender to the Company of shares of the Company's common stock the extent to such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

     7. Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations, if any, which arise in connection with the Option, including, without limitation, obligations arising upon the (i) exercise, in whole or in part, of the Option. (ii) the transfer, in whole or in part, of any Shares acquired on exercise of the Option,
(iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

     The grant of the Option and the issuance of the Shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the Shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     9. Termination of Status as an Employee or Consultant. If the Optionee ceases to serve as an Employee or Consultant for any reason, except death or permanent and total disability (as defined in Section 22(t)(3)of the Code), the Optionee may, but only within three (3) months after the date the Optionee ceases to be an Employee or Consultant of the Company (and in no event later than the date of expiration of the term of the Option as set forth in Section 13 below), exercise the Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

     10. Disability of Optionee. Notwithstanding the provisions of Section 9 above, if the Optionee is unable to continue his or her employment or consulting relationship with the Company as a result of permanent and total disability (as defined in Section 22(e)(3)of the Code), the Optionee may, but only within twelve (12) months from the date of termination of the employment or consulting relationship (and in no event later than the date of expiration of the term of the Option as set forth in Section 13 below), exercise the Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise the Option (which the Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

     11.  Death of Optionee. In the event of the death of the Optionee:

          (a) during the term of the Option while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of the Option as set forth in Section 13 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee or Consultant twelve (12) months after the date of death; or within three (3) months after the termination of the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within (6) months

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following the date of death (but in no event later than the date of expiration of the term of the Option as set forth in Section 13 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     To the extent that an Option subject to this Section 11 is not exercisable or is not exercised, the Option shall terminate.

     12. Non-Transferability of Option. The Option may not be transferred in any manner otherwise than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     13. Term of Option. The Option may not be exercised more than ten (10) years from the date of grant of the Option, and may be exercised during such term only in accordance with the Plan and the terms of the Option.

     14. Rights as a Stockholder, Employee or Consultant. The Optionee shall have no rights as a stockholder with respect to any Shares covered by the Option until the date of issuance of a certificate or certificates for the Shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in Section 15 below. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Optionee's employee's employment or consulting relationship at any time.

     15. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by the Option., as well as the price per share of Common Stock covered by the Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes the option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     16. Legends. Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing Shares subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to any legend required to be placed thereon by the Commissioner of corporations of the state of California.


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     17.  Information to Optionee. The Company shall provide to the Optionee, during the period for which the Option is outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

     18. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

     19. Integrated Agreement. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     20. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

 DATE OF GRANT:
                --------------------


                                           TRIDENT MICROSYSTEMS INC.,
                                           a Delaware corporation




                                           By:
                                              ----------------------------------
                                               President

     The Optionee acknowledges receipt of a copy of this Agreement and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee understands that the Option does not confer any right to continued employment. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

       Dated:
             -------------------------

                                           -----------------------------------
                                           Optionee


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                               NOTICE OF EXERCISE


 To:    Secretary
        Trident Microsystems, Inc

     I hereby exercise my option to purchase the number of shares (the "Shares") of Common Stock of Trident Microsystems, Inc., set opposite my signature below. Full payment for the Shares accompanies this notice.

     I understand that the Shares are being purchased pursuant to the terms of the Stock Option Agreement. a copy which 1 have received and carefully read and understand,

Date of Exercise:
                  ---------------------------

 Date of Option Agreement:
                          -------------------

 Shares Being Purchased:
                         --------------------

 Price per Share: $
                   --------------------------


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                                        Signature

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                                       Print Name

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                                       Social Security Number

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                                       Address

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